WHITEROCK PORTFOLIO INVESTORS, L.L.C.

                                28 February 2002

TO THE MEMBERS OF WHITEROCK PORTFOLIO INVESTMENTS, L.L.C.

      Please find enclosed, for your information, the audited financial statement of WhiteRock Portfolio Investors, LLC for the period ended December 31, 2001. This information reflects the financial position of WhiteRock as of the date of this statement and its financial results for the period shown. This information should be retained for future reference.

      Please feel free to contact the undersigned with any questions you may have or to up-date your personal information. Thank you.

                                        Sincerely,


                                        /s/ Rhonda S. Brittain

                                        Rhonda S. Brittain

                                        ====================================
                                        telephone: 214 754 8459
                                        email: rbrittain@hudson-advisors.com
                                        ====================================

           825 NE Multnomah o Suite 1900 o Portland, Oregon 97232-4116

                      WHITEROCK PORTFOLIO INVESTORS, L.L.C.

FINANCIAL STATEMENTS

For the Years Ended December 31, 2001 and 2000

                       [PricewaterhouseCoopers Letterhead]

                        Report of Independent Accountants

            To the Board of Managers and Members of

            WhiteRock Portfolio Investors, L.L.C.:

            In planning and performing our audit of the financial statements of WhiteRock Portfolio Investors, L.L.C. (the "Company") for the year ended December 31, 2001, we considered its internal control, including control activity for safeguarding securities, in order to determine our auditing procedures for the purpose of expressing our opinion on the financial statements and to comply with the requirements of Form N-SAR, not to provide assurance on internal control.

            The management of the Company is responsible for establishing and maintaining internal control. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. Generally, controls that are relevant to an audit pertain to the entity's objective of preparing financial statements for external purposes that are fairly presented in conformity with generally accepted accounting principles. Those controls include the safeguarding of assets against unauthorized acquisition, use or disposition.

            Because of inherent limitations in internal controls, errors or fraud may occur and may not be detected. Also, projection of any evaluation of internal control to future periods is subject to the risk that controls may become inadequate because of changes in conditions or that the effectiveness of the design and operation may deteriorate.

            Our consideration of internal control would not necessarily disclose all matters in internal control that might be material weaknesses under standards established by the American Institute of Certified Public Accountants. A material weakness is a condition in which the design or operation of one or more internal control components does not reduce to a relatively low level the risk that misstatements caused by error or fraud in amounts that would be material in relation to the financial statements being audited may occur and not be detected within a timely period by employees in the normal course of performing their assigned functions. However, we noted no matters involving internal control and its operation, including controls over safeguarding securities, that we consider to be material weaknesses as defined above as of December 31, 2001.

            This report is intended solely for the information and use of the Board of Managers, management and the Securities and Exchange Commission and is not intended to be and should not be used by anyone other than the specified parties.


PricewaterhouseCoopers LLP
February 27, 2002

                       [PricewaterhouseCoopers Letterhead]

Report of Independent Accountants

To the Board of Managers and Members of
WhiteRock Portfolio Investors, L.L.C.:

In our opinion, the accompanying statements of assets and liabilities, including the schedule of investments, and the related statements of operations, changes in net assets, cash flows and the financial highlights present fairly, in all material respects, the financial position of WhiteRock Portfolio Investors, L.L.C. (the "Company") at December 31, 2001 and 2000, the results of its operations, the changes in its net assets and its cash flows for the years then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
February 27, 2002

WHITEROCK PORTFOLIO INVESTORS, L.L.C.
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2001 and 2000
--------------------------------------------------------------------------------

                                                                               2001            2000
                                                                            ----------      ----------
ASSETS

Investments in limited partnerships:
    Lone Star Opportunity Fund, L.P.                                        $8,445,763      $9,242,980
    Brazos Fund, L.P.                                                          261,585         604,699
                                                                            ----------      ----------

      Total investments in limited partnerships                              8,707,348       9,847,679

Cash and cash equivalents                                                        9,160          37,649
Accounts receivable - related parties                                               --           8,158
                                                                            ----------      ----------

        Total assets                                                        $8,716,508      $9,893,486
                                                                            ==========      ==========

LIABILITIES AND NET ASSETS

Liabilities, accounts payable - related parties                             $      215      $   37,886
Net assets (4,959,786 units outstanding at December 31, 2001 and 2000,
    respectively)                                                            8,716,293       9,855,600
                                                                            ----------      ----------

        Total liabilities and net assets                                    $8,716,508      $9,893,486
                                                                            ==========      ==========

Net asset value per unit                                                    $     1.76      $     1.99
                                                                            ==========      ==========

   The accompanying notes are an integral part of these financial statements.

WHITEROCK PORTFOLIO INVESTORS, L.L.C.
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2001 AND 2000
--------------------------------------------------------------------------------

                                                    2001                                            2000
                                  ------------------------------------------      ------------------------------------------
                                               Estimated Fair  Percentage of                   Estimated Fair  Percentage of
Investments                       Book Value*      Value        Investments       Book Value*      Value        Investments
                                  -----------  --------------  -------------      -----------  --------------  -------------
Lone Star Opportunity Fund, L.P.  $ 7,326,945  $    8,445,763            97%      $ 8,392,484  $    9,242,980            94%
Brazos Fund, L.P.                     340,768         261,585             3%          496,554         604,699             6%
                                  -----------  --------------  -------------      -----------  --------------  -------------

Total Investments                 $ 7,667,713  $    8,707,348           100%      $ 8,889,038  $    9,847,679           100%
                                  ===========  ==============  =============      ===========  ==============  =============

* Amounts represent the aggregate dollars invested by the Company adjusted for any distributions and partnership undistributed results of operations from acquisition dates through the respective year-end presented.

   The accompanying notes are an integral part of these financial statements.

WHITEROCK PORTFOLIO INVESTORS, L.L.C.
STATEMENTS OF OPERATIONS
For the Years Ended December 31, 2001 and 2000
--------------------------------------------------------------------------------

                                                                             2001              2000
                                                                         -----------       -----------
Investment income (loss)                                                 $   (97,311)      $ 1,522,466
Other income                                                                   1,025             3,410
                                                                         -----------       -----------

                                                                             (96,286)        1,525,876
Canadian tax on dividends received                                             2,719             2,494
                                                                         -----------       -----------

      Net investment income (loss)                                           (99,005)        1,523,382

Net change in unrealized appreciation (depreciation) on investments           80,994        (1,248,938)
                                                                         -----------       -----------

      Net income (loss)                                                  $   (18,011)      $   274,444
                                                                         ===========       ===========

   The accompanying notes are an integral part of these financial statements.

WHITEROCK PORTFOLIO INVESTORS, L.L.C.
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31, 2001 and 2000
--------------------------------------------------------------------------------

                                                                               2001               2000
                                                                           -----------       ------------
Net investment income (loss)                                               $   (99,005)      $  1,523,382

Net change in unrealized appreciation (depreciation) on investments             80,994         (1,248,938)
                                                                           -----------       ------------

      Net increase (decrease) in net assets resulting from operations          (18,011)           274,444
                                                                           -----------       ------------

Distributions to members from net investment income                                 --           (292,900)

Distributions to members representing tax basis return of capital           (1,121,295)        (7,451,475)
                                                                           -----------       ------------

      Total distributions                                                   (1,121,295)        (7,744,375)
                                                                           -----------       ------------

      Total decrease in net assets                                          (1,139,306)        (7,469,931)

Net assets, beginning of year                                                9,855,600         17,325,531
                                                                           -----------       ------------

Net assets, end of year                                                    $ 8,716,294       $  9,855,600
                                                                           ===========       ============

   The accompanying notes are an integral part of these financial statements.

WHITEROCK PORTFOLIO INVESTORS, L.L.C.
STATEMENTS OF CASH FLOWS
For the Years Ended December 31, 2001 and 2000
--------------------------------------------------------------------------------

                                                                                     2001              2000
                                                                                 -----------       -----------
Cash flows from operating activities:
    Net income (loss)                                                            $   (18,011)      $   274,444
    Adjustments to reconcile net income (loss) to net
      cash provided by (used in) operating activities:
        Non-cash investment (income) loss                                             97,311        (1,522,466)
        Net change in unrealized depreciation (appreciation) on investments          (80,994)        1,248,938
        Change in accounts receivable - related parties                                8,158            (8,158)
        Change in accounts payable - related parties                                 (37,672)           25,821
                                                                                 -----------       -----------

             Net cash provided by (used in) operating activities                     (31,208)           18,579
                                                                                 -----------       -----------

Cash flows from investing activities:
    Distributions received from limited partnerships investments                   1,124,014         7,733,130
                                                                                 -----------       -----------

             Net cash provided by investing activities                             1,124,014         7,733,130
                                                                                 -----------       -----------

Cash flows from financing activities:
    Member capital distributions                                                  (1,121,295)       (7,744,375)
                                                                                 -----------       -----------

             Net cash used in financing activities                                (1,121,295)       (7,744,375)
                                                                                 -----------       -----------

Net change in cash and cash equivalents                                              (28,489)            7,334

Cash and cash equivalents, beginning of year                                          37,649            30,315
                                                                                 -----------       -----------

Cash and cash equivalents, end of year                                           $     9,160       $    37,649
                                                                                 ===========       ===========

   The accompanying notes are an integral part of these financial statements.

WHITEROCK PORTFOLIO INVESTORS, L.L.C.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                     Years ended December 31,
                                                                    ------------------------------------------------------------
                                                                      2001         2000         1999         1998         1997
                                                                    --------     --------     --------     --------     --------
Operating performance:

    Net asset value, beginning of period                            $   1.99     $   3.49     $   4.53     $   5.38     $   6.50

    Net investment income (loss)                                       (0.02)        0.31         0.62         0.46         1.39
    Unrealized appreciation (depreciation) on investments               0.02        (0.26)        0.28         0.56        (0.13)
                                                                    --------     --------     --------     --------     --------

      Net increase in net asset value resulting
        from operations                                                   --         0.05         0.90         1.02         1.26
                                                                    --------     --------     --------     --------     --------

Capital contributions from members                                        --           --           --           --           --

Distributions to members from net investment income                       --        (0.05)       (1.56)       (1.31)          --

Distributions to members representing tax basis return of capital      (0.23)       (1.50)       (0.38)       (0.56)       (2.38)
                                                                    --------     --------     --------     --------     --------

Net asset value, end of period                                      $   1.76     $   1.99     $   3.49     $   4.53     $   5.38
                                                                    ========     ========     ========     ========     ========

Total investment return                                                 0.00%        1.43%       19.87%       18.96%       19.38%
                                                                    ========     ========     ========     ========     ========

Ratio of net investment income (loss) to average                       -1.28%       11.00%       15.42%        8.92%       21.16%
                                                                    ========     ========     ========     ========     ========
    net assets

   The accompanying notes are an integral part of these financial statements.

WHITEROCK PORTFOLIO INVESTORS, L.L.C.
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.    Description of Business:

      WhiteRock Portfolio Investors, L.L.C. ("WhiteRock") was formed on September 29, 1995 and is registered as a nondiversified, closed-end investment company under the Investment Company Act of 1940. The investment objective of WhiteRock is to seek high total returns by buying, selling, exchanging or otherwise acquiring, holding, trading, investing in, managing, and dealing with qualified investments, whether such assets are acquired directly, or indirectly through partnerships, joint ventures, or otherwise. In pursuing its objectives, WhiteRock focuses primarily on acquiring, directly or indirectly, managing and disposing of distressed mortgage loan and real estate owned (REO) portfolios, and high yield commercial mortgage-backed securities, including, but not limited to, investing in entities organized or to be organized by Brazos Fund, L.P. (Brazos), Lone Star Opportunity Fund, L.P. (Lone Star) and their affiliates.

      The operations of WhiteRock are governed by a limited liability company agreement dated September 29, 1995. WhiteRock will terminate on June 30, 2007 per the limited liability company agreement.

      Net income and losses of WhiteRock are allocated among the members based on their respective ownership percentages in accordance with the limited liability company agreement.

2.    Significant Accounting Policies:

      Use of estimates

                  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      Investments in limited partnerships

      Investments in Brazos and Lone Star as of December 31, 2001 and 2000 are recorded at estimated fair value. Fair value is estimated based on the historical cost of Brazos and Lone Star adjusted for any distributions and undistributed results of operations from acquisition dates through the evaluation dates, plus an estimate of any unrealized appreciation on investments. The difference between fair value and the adjusted historical cost is reflected in the accompanying statements of operations as net change in unrealized (depreciation) appreciation on investments. In determining any unrealized appreciation on investments, WhiteRock estimates future expected cash flows to be generated from the underlying investments of Brazos. Due to the fact that a quoted market exchange generally does not exist for the investments, the fair value is based on WhiteRock's estimate of fair value. The most significant estimates involve
      (1) the amount of expected future cash flows, (2) the timing of receipt of those cash flows, and (3) the discount rate. In estimating future expected cash flows from WhiteRock's investments, WhiteRock considers recent sales and offers on mortgages and real property and other factors to determine estimated future cash flows

WHITEROCK PORTFOLIO INVESTORS, L.L.C.
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      from the Brazos investments. The estimated cash flows are then discounted to arrive at the estimated present fair value. The discount rates utilized are estimates of market rates based on the risks inherent in the underlying investments.

      Because Lone Star's investments are carried at fair value calculated as described above, WhiteRock recognizes unrealized appreciation (depreciation) on its investment in Lone Star as the difference between its book value and ownership interest in Lone Star's net assets.

      Due to the dynamic nature of assumptions used in estimating fair value and market volatility, the values reflected in the financial statements may differ from the values that would be determined by negotiations held between parties in a near term sales transaction, and those differences could be material. Furthermore, the estimated fair value of WhiteRock's investments may be affected by economic and political developments in a specific country or region and those effects could be material to the financial statements.

      WhiteRock recognizes investment income from its respective share of the income reported by the limited partnerships, based on its ownership percentages.

      Cash and cash equivalents

      WhiteRock considers cash on deposit at financial institutions (that maintain insurance with the Federal Deposit Insurance Corporation) and highly liquid investments with original maturities of 90 days or less to be cash and cash equivalents.

      WhiteRock maintains its cash in deposit accounts which, at times, may exceed federally insured limits. WhiteRock has not experienced any losses in such accounts and believes it is not exposed to any significant credit risks on cash and cash equivalents.

      Income taxes

      As a limited liability company, WhiteRock is not subject to federal income taxes; therefore, no federal taxes have been reflected in the accompanying financial statements. The members are individually responsible for reporting their share of WhiteRock's taxable income or loss on their income tax returns.

      The Tokyo Regional Tax Bureau ("TRTB") is currently auditing the income tax returns of Lone Star's investments in Japan for fiscal years 1998 through 2000. There have been no proposed assessments to date. If the TRTB were to assert any material assessment, the General Partner of Lone Star expects to vigorously defend its position that no material assessment is proper. While WhiteRock and the General Partner of Lone Star believe the ultimate outcome of the tax audits will not have a material adverse impact on Lone Star's financial position or results of operations, there can be no assurance that the outcome of the tax audits will not result in a sustained assessment that will have a material adverse affect on Lone Star's financial position or results of operations.

      Reclassifications

      Certain prior period amounts have been reclassified to conform to the current year presentation. These reclassifications had no effect on net income or net assets as previously reported.

3.    Investments in Limited Partnerships:

      The primary focus of Brazos and Lone Star, WhiteRock's two investments at December 31, 2001 and 2000 is the acquisition, management and disposition of distressed mortgage loan and real estate portfolios and other real estate related assets. In addition, Lone Star targets a broad range of investments in various asset classes, property types, transaction structures and deal sizes. As of June 1996 and March 1999, new investment activity on Brazos and Lone Star, respectively, was terminated with the sole focus on management and disposition of its portfolios. The objective of the two funds is to achieve significant yields and capital gains for their partners. The projected holding period for each of these investments was three to five years. Brazos' and Lone Star's general partners are responsible for the evaluation, execution and management of the investments and investment opportunities of the respective funds. Brazos and Lone Star invested only where they believe that they had a competitive advantage arising from their expertise in origination, evaluation, management and disposition of assets. As of December 31, 2001, Brazos and Lone Star are invested in 2 and 12 portfolios, respectively. The operations of Brazos and Lone Star are governed by limited partnership agreements (Agreements) dated March 30, 1995 and November 21, 1996, respectively. All profits, losses and cash distributions are allocated and governed in accordance with the Agreements.

      Summary contribution and distribution information related to Brazos and Lone Star through December 31, 2001 is as follows:

                                              Brazos         Lone Star
                                           -----------      -----------

      Contributions inception-to-date      $15,416,958      $20,717,814
                                           ===========      ===========

      Distributions inception-to-date      $22,356,318      $19,002,596
                                           ===========      ===========

4.    Related Party Transactions:

      All WhiteRock expenses (except for Canadian taxes on dividends received), including organizational expenses, are the responsibility of Brazos Principal GenPar, L.P., the general partner of Brazos, or its general partner, Brazos GenPar, Inc., and Lone Star Partners, L.P., the general partner of Lone Star. Lone Star Partners, L.P. also functions as WhiteRock's administrator, and in that capacity performs all accounting, reporting and income tax services.

      From time-to-time, WhiteRock has receivables from related parties relating to capital calls or expenses paid on their behalf and payables to related parties for distributions declared but not paid. There were no receivables due from related parties at December 31, 2001.

      Receivables from related parties totaled $8,158 at December 31, 2000. Payables to related parties totaled $215 and $37,886, at December 31, 2001 and 2000, respectively.